UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2011

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.
Item 9.01	Financial Statements and Exhibits.

Signatures

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On July 25, 2011, MPG Office Trust, Inc. (the “Company”) entered into an Exchange Agreement. The description of this document in Item 3.02 below is incorporated by reference into this Item 1.01.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

On July 25, 2011, the Company agreed to issue 1,127,597 shares of its Common Stock, par value $0.01, in exchange for 218,635 shares of its $0.01 par value, 7.625% Series A Cumulative Redeemable Preferred Stock pursuant to the terms of an Exchange Agreement dated July 25, 2011. For purposes of this exchange, the exchange ratio is 5.157 shares of Common Stock for each share of Preferred Stock, with the Preferred Stock valued at $19.00 per share and the Common Stock valued at $3.684 per share, the trailing five-day average closing price.

The shares of Common Stock to be issued in the exchange will be issued only to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), and will be exchanged in reliance on the exemption from registration provided in Regulation D (Rule 506) of the Securities Act and corresponding provisions of state securities laws.

Pursuant to the terms of the Exchange Agreement, the Company has agreed to file a “resale” registration statement with the Securities and Exchange Commission within 30 days of July 25, 2011 covering all shares of Common Stock to be issued in the exchange. The Company has agreed to maintain the effectiveness of the registration statement, subject to certain conditions.

The foregoing summary is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are either filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1*	Exchange Agreement, dated as of July 25, 2011
99.2**	Press release dated July 25, 2011
_________
*    Filed herewith.
**    Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ JONATHAN L. ABRAMS
Jonathan L. Abrams Senior Vice President and General Counsel

Dated:   As of July 25, 2011